UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 13, 2024

Pennsylvania Real Estate Investment Trust

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, Suite 1000 Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None*

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest, par value $1.00 per share	PRETQ	*
Series B Preferred Shares, par value $0.01 per share	PRETLQ	*
Series C Preferred Shares, par value $0.01 per share	PRETMQ	*
Series D Preferred Shares, par value $0.01 per share	PRETNQ	*

*	Pennsylvania Real Estate Investment Trust’s securities began trading exclusively on the over-the-counter market on December 16, 2022.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Restructuring Support Agreement Amendment

On February 15, 2024, Pennsylvania Real Estate Investment Trust and certain of its direct and indirect subsidiaries (collectively, the “Debtors”) entered into the First Amendment to Restructuring Support Agreement (the “First Amendment”), with creditors holding over 50.1% of the loans outstanding under the Debtors’ first lien credit agreement and over 50.1% of the loans outstanding under the Debtors’ second lien credit agreement (collectively, the “Amendment Consenting Lenders”). The First Amendment amends that certain Restructuring Support Agreement, dated as of December 7, 2023, among the Debtors, the Amendment Consenting Lenders and the other creditors party thereto, to replace the February 15, 2024 outside date and milestone for the effectiveness of the Debtors’ plan of reorganization with an outside date and milestone of March 13, 2024.

The description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K is incorporated herein by reference.

Cherry Hill A&R Promissory Notes and Omnibus Amendment

On February 13, 2024, PR Cherry Hill STW LLC and Cherry Hill Center, LLC (together, the “Borrowers”), both of which are indirect subsidiaries of Pennsylvania Real Estate Investment Trust and which together own Cherry Hill Mall, executed and delivered (a) an Amended and Restated Promissory Note A-1 (the “A&R A-1 Note”) for the benefit of New York Life Insurance Company (“A-1 Lender”) amending and restating that certain $150.0 million Promissory Note A-1 for the benefit of A-1 Lender dated August 15, 2012 (the “Original A-1 Note”), and (b) an Amended and Restated Promissory Note A-2 (the “A&R A-2 Note” and together with the A&R A-1 Note, the “A&R Notes”) for the benefit of Teachers Insurance and Annuity Association of America (“A-2 Lender” and together with A-1 Lender, the “Lenders”) amending and restating that certain $150.0 million Promissory Note for the benefit of A-2 Lender dated August 15, 2012 (the “Original A-2 Note” and together with the Original A-1 Note, the “Original Notes”).

In connection with the A&R Notes, on February 13, 2024, the Borrowers, PREIT Associates, L.P. (“Guarantor”) and the Lenders also entered into certain other loan documents, including an Omnibus Amendment to Mortgage, Assignment of Leases and Rents and Other Loan Instruments (the “Omnibus Amendment”), to amend the Existing Mortgage (as defined below), the ALR (as defined below) and other loan instruments to incorporate the A&R Notes, to make certain other revisions and to provide for a $7,500,000 prepayment with respect to each of the Original Notes (the “Prepayment”). The foregoing summary of the Omnibus Amendment does not purport to be complete and is qualified in its entirety by reference to the Omnibus Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Under the A&R A-1 Note, the Borrowers jointly promise to pay A-1 Lender $106,169,391.00, after taking into account the Prepayment, together with interest thereon at a rate equal to 7.40% per annum, payable in monthly payments, commencing on the first day of April, 2024 and payable on the first day of each and every month thereafter until and including the Maturity Date. Under the A&R A-2 Note, the Borrowers jointly promise to pay A-2 Lender $106,169,391.00, after taking into account the Prepayment, together with interest thereon at a rate equal to 7.40% per annum, payable in monthly payments, commencing on the first day of April, 2024 and payable on the first day of each and every month thereafter until and including the Maturity Date. Under the A&R Notes, the Maturity Date is the earlier of (a) February 15, 2025, as the same may be extended, and (b) the initial Failed Milestone Date (as defined in that certain Loan Extension, Modification and Commitment to Restate Agreement dated as of December 14, 2023 by and among the Borrowers, Guarantor, and the Lenders (“Commitment to Restate”)). The A&R Notes contain successive extension options thereafter to February 15, 2026, August 15, 2026, February 15, 2027 and August 15, 2027, with each extension subject to the terms and conditions set forth under the A&R Notes and Commitment to Restate.

The A&R Notes are secured by, among other things, (a) a Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, effective as of August 15, 2012, granted by the Borrowers to the Lenders (the “Original Mortgage”), as amended by (i) that certain Modification and Extension of Mortgage dated as of August 31, 2022 (the Original Mortgage, as so amended, the “Existing Mortgage”) and (ii) the Omnibus Amendment (the Existing Mortgage as so amended, the “Mortgage”), and encumbering premises and other property more particularly described in the Mortgage and (b) an Assignment of Leases, Rents, Income and Cash Collateral, effective as of August 15, 2012, from the Borrowers to the Lenders (the “ALR”), as amended by the Omnibus Amendment.

The A&R Notes are otherwise on substantially the same terms as the Original Notes. The descriptions of the A&R Notes do not purport to be complete and are qualified in their entirety by reference to the A&R Notes, which are filed as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	First Amendment to Restructuring Support Agreement, dated as of February 15, 2024, by and among Pennsylvania Real Estate Investment Trust and certain of its direct and indirect subsidiaries, and the consenting lenders party thereto.

10.2	Omnibus Amendment to Mortgage, Assignment of Leases and Rents and Other Loan Instruments, dated as of February 13, 2024, by and among PR Cherry Hill STW LLC, Cherry Hill Center, LLC, PREIT Associates, L.P., New York Life Insurance Company and Teachers Insurance and Annuity Association of America.

10.3	Amended and Restated Promissory Note A-1, dated as of February 13, 2024, by and among PR Cherry Hill STW LLC, Cherry Hill Center, LLC and New York Life Insurance Company.

10.4	Amended and Restated Promissory Note A-2, dated as of February 13, 2024, by and among PR Cherry Hill STW LLC, Cherry Hill Center, LLC and Teachers Insurance and Annuity Association of America.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: February 20, 2024	By:	/s/ Lisa M. Most
Lisa M. Most
Executive Vice President, Secretary and General Counsel